STANDARD WAREHOUSE LEASE




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                              TABLE OF CONTENTS TO
                            STANDARD WAREHOUSE LEASE

                    ARTICLE 1 - LEASED PREMISES, TERM AND USE

Section (a)Premises..................................................1
Section (b)Term......................................................1
Section (c)Use.......................................................1
Section (d)Option to Renew...........................................1
Section (e)Surrender.................................................1
Section (f)Holdover..................................................2

                      ARTICLE 2 - DATE ON WHICH RENT BEGINS

Section (a)Commencement Date.........................................2

                               ARTICLE 3 - RENTAL

Section (a)Base Rent.................................................2
Section (b)Taxes.....................................................2
Section (c)Triple Net Lease..........................................3
Section (d)Insurance.................................................3

                        ARTICLE 4 - UTILITIES AND SERVICE

Section (a)Utilities.................................................3

                              ARTICLE 5 - OCCUPANCY

Section (a)Use.......................................................3
Section (b)Signs.....................................................4
Section (c)Law, Rules & Regulations..................................4
Section (d)Warranty of Possession....................................4
Section (e)Inspection................................................4

                       ARTICLE 6 - REPAIRS AND MAINTENANCE

Section (a)Landlord Repairs..........................................4
Section (b)Tenant Repairs............................................4
Section (c)Request for Repairs.......................................5

                    ARTICLE 7 - ALTERATIONS AND IMPROVEMENTS

Section (a)Tenant Alterations and Improvements.......................5
Section (b)Mechanics Liens...........................................5

                              ARTICLE 8 - INSURANCE

Section (a)Property Insurance........................................5
Section (b)Waiver of Subrogation.....................................6
Section (c)Hold Harmless.............................................6
Section (d)Tenant's Indemnity........................................6
Section (e)Liability Insurance.......................................6

                         ARTICLE - DAMAGE OR DESTRUCTION

Section (a)Partial Destruction.......................................7
Section (b)Substantial Destruction...................................7
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                            ARTICLE 10 - CONDEMNATION

Section (a)Substantial Taking........................................7
Section (b)Partial Taking............................................7
Section (c)Landlord's Election.......................................8
Section (d)Awards....................................................8

                       ARTICLE 11 - ASSIGNMENT OR SUBLEASE

Section (a)Landlord Assignment.......................................8
Section (b)Tenant Assignment.........................................8
Section (c)Conditions of Assignment..................................8

                        ARTICLE 12 - LANDLORD'S MORTGAGE

Section (a)Rights of Mortgagee.......................................9
Section (b)Estoppel Certificates.....................................9

                               ARTICLE 13 - LIENS

Section (a)Landlord's Lien...........................................9
Section (b)Uniform Commercial Code...................................10

                        ARTICLE 14 - DEFAULT AND REMEDIES

Section (a)Default by Tenant.........................................10
Section (b)Remedies for Tenant's Default.............................10
Section (c)Default of Landlord.......................................11

                             ARTICLE - MISCELLANEOUS

Section (a)Acts of God...............................................11
Section (b)Attorney's Fees...........................................11
Section (c)Successors................................................11
Section (d)Rent Tax..................................................11
Section (e)Captions..................................................12
Section (f)Submission of Lease.......................................12
Section (g)Corporate Authority.......................................12
Section (h)Severability..............................................12
Section (i)Landlord's Liability......................................12
Section (j)Indemnity.................................................12
Section (k)Waiver of Performance.....................................12
Section (l)Remedies Cumulative.......................................13
Section (m)Applicable Law............................................13
Section (n)Relationship of Landlord and Tenant.......................13

                              ARTICLE 16 - NOTICES

Section (a)Parties...................................................13

               ARTICLE 17 - AMENDMENT AND LIMITATION OF WARRANTIES

Section (a)Entire Agreement..........................................13
Section (b)Amendment.................................................14
Section (c)Limitation of Warranties..................................14

                         ARTICLE 18 - HAZARDOUS MATERIAL

Section (a)Hazardous Material........................................14
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                             ARTICLE 19 - RADON GAS

Section (a)Radon Gas.................................................15

                             ARTICLE 20 - SIGNATURES

Section (a)Signatures................................................15

OTHER PROVISIONS

Rent Rider
Option(s) to Renew
Exhibit "A" - Legal Description Exhibit "B" - Site Plan Exhibit "C" - Construction by Tenant Exhibit "D" - Guaranty Exhibit "E" - Security Deposit Exhibit "F" - First Right of Refusal Exhibit "G" - Tenant's Buy-Out Option



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                            STANDARD WAREHOUSE LEASE

     THIS LEASE is made and entered into as of this 22 day of January, 1996, by and between the following Landlord and Tenant: OWNS & MINOR, INC. ("Landlord") and LAZERDATA CORPORATION ("Tenant")

                              W I T N E S S E T H;

                                    ARTICLE 1
               LEASED PREMISES, TERM, USE AND OPTION(S) TO EXTEND

         (a) Premises. Landlord, for and in consideration of the covenants and agreements hereinafter set forth to be kept and performed by both parties hereto, does hereby demise and lease and agree to cause to be demised and leased to Tenant, and Tenant does hereby lease (for the term hereinafter stipulated) certain premises (hereinafter called the "leased premises") located in Sanford, Florida, said premises being legally described on Exhibit "A" attached hereto and depicted as outlined in red on the Site Plan attached hereto and hereby made a part hereof as Exhibit "B," together with any and all easements, licenses, privileges, rights of ingress and egress and all other appurtenances and fixtures belonging or in any way appertaining to the leased premises.

         (b) Term. The term of this Lease shall commence upon the date hereof and shall end thirty-six (36) months after the date upon which rental is determined to commence under the provisions of Article 2 hereof, subject to Tenant's right to extend this Lease as provided in (d) herein.

         (c) Use. The leased premises shall be used and occupied, if at all, for the purpose of assembly, manufacturing & distribution with ancillary office uses, or for any other lawful purposes compatible with the other uses in Sanford, Florida's zoning regulations. If Tenant desires to change its use, Tenant shall give Landlord a written request for specific use changes and Landlord shall in writing within thirty (30) days after receipt of such request either consent or refuse to consent to the proposed change in use. Landlord's consent shall not, however, be unreasonably withheld or refused if the proposed change in use is for lawful purposes and does not violate any restrictive covenants in effect in Sanford Central Park.

         (d) Option(s) to Renew.    [Deleted]

         (e) Surrender. Tenant agrees that upon the termination of this Lease, whether by expiration of time or otherwise, possession of the leased premises will be surrendered to Landlord in good condition and repair, except for ordinary wear and tear or damage or destruction by acts of God or other casualty and except for any approved alterations, and except for any condition which, under the provisions of this Lease, Landlord is obligated to remedy or Tenant is excused from remedying.

         (f) Holdover. If Tenant continues to occupy the leased premises after the last day of the term hereof and Landlord elects to accept rent thereafter, a monthly tenancy terminable by either party on not less than one month's notice shall be created, which shall be upon the same terms and conditions, including rent, as those herein specified which are in effect immediately prior to the termination of such term.

                      ARTICLE 2 - DATE ON WHICH RENT BEGINS

     (a) Commencement Date. The rental payments under this Lease shall begin to accrue on June 1, 1996 (the "Rental Commencement Date").
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                               ARTICLE 3 - RENTAL

         (a) Base Rent. Tenant agrees to pay monthly as base rent during the term of this Lease the sum of money set forth in the Rent Rider attached to and made a part of this Lease, which amount shall be payable to Landlord at the address shown in the Rent Rider attached hereto. Monthly installments of rent shall be due and payable on or before the first day of each calendar month commencing with the Rental Commencement Date during the term of this Lease; provided, if the Rental Commencement Date should be a date other than the first day of a calendar month, the monthly rent set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease. Tenant shall pay, as additional rent, all other sums due under this Lease.

         (b) Taxes. In addition to base rent, Tenant agrees to pay, as they become due and payable, and before they become delinquent, all ad valorem taxes, both general and special assessments and governmental charges lawfully levied or assessed against the leased premises or any part thereof, including improvements, during the term of this Lease and dues and assessments by means of deed restrictions and/or owners' associations. If such general and special assessments are payable in installments, Tenant shall only be obligated to pay those installment payments coming due during the term of this Lease. Tenant shall pay, in addition to the amount set forth in the preceding sentence, all taxes and assessments which are not presently in effect but which may hereinafter be enacted and which would be chargeable to Tenant as a consequence of the ownership of the leased premises if in fact Tenant were the owner thereof in fee simple at the time of such assessment or levy. All such taxes and assessments for, during or with respect to the year in which the Lease is commenced or terminated, shall be prorated as of the date of commencement or termination. Tenant shall also, in like manner, pay all and any interest and penalties hereon occasioned by its own failure to pay such taxes and assessments as they become due and payable. Landlord shall without delay transmit to Tenant all notices and statements received by Landlord of taxes due or assessments made with respect to the leased premises. Notwithstanding anything herein to the contrary, Tenant shall not be obligated to pay any income, franchise, corporation, estates, inheritance, succession or transfer tax levied against Landlord. Tenant shall have the right to contest or review by legal or other proceedings, or in such other manner as Tenant may deem suitable, any assessed valuation, real estate tax or assessment; provided that, unless Tenant will have paid such tax or assessment under protest, Tenant shall furnish to Landlord a surety bond or other security satisfactory to Landlord securing the payment of such contested item or items and all interest, penalty and cost in connection therewith upon the final determination of such contest or review. Landlord shall, if so requested by Tenant, join in any proceeding for contest or review of such taxes or assessments, but the entire cost of such proceedings (including any cost, expense or attorneys' fees sustained by Landlord in connection therewith) shall be borne by Tenant. Any amount already paid by Tenant and subsequently recovered as the result of such contest or review shall be for the account of Tenant. In the event Tenant fails to pay any taxes and assessments as required by this section, Landlord may, at its option, pay such taxes and assessments, and the amount of such taxes and assessments shall be charged to Tenant additional rent and shall become due and payable by Tenant within (10) days from receipt of Landlord's invoice.

         (c) Triple Net Lease. It is the purpose and intent of Landlord and Tenant that the rent provided in this Article 3 shall be absolutely net to Landlord, and that Tenant shall pay, without notice or demand, and without abatement, deduction or setoff and save Landlord harmless from and against, all costs, taxes, insurance [including the cost of the insurance set forth in
Article 8 (a)], expenses of maintenance, repair and replacement, and other charges and expenses and obligations of every kind and nature whatsoever relating to the leased premises which may arise or become due during the term of this Lease that are the responsibility of Tenant. If Tenant is required to make any payment or incur any expense as provided in this Lease and fails to do so, then Landlord, at its option, may make the payment or incur the expense on Tenant's behalf, and the cost thereof shall be charged to Tenant as additional rent and shall be due and payable by Tenant within ten (10) days from receipt of Landlord's invoice.
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         (d)  Insurance.  Tenant shall also pay as additional  rent, the cost of the property insurance which Tenant shall maintain in the name of and for the sole benefit of Landlord, on the buildings of the leased premises pursuant to
Article 8(a) herein.

                        ARTICLE 4 - UTILITIES AND SERVICE

         (a) Utilities. Landlord shall provide normal utility service connections to the leased premises. Tenant shall pay the cost of all utility services, including, but not limited to all charges for gas, electricity, water, and sanitary sewer service attributable to the leased premises, and for all electric lights, lamps or tubes used upon the leased premises. Tenant shall pay all costs caused by Tenant introducing excessive pollutants or solids other than ordinary human waste into the sanitary sewer system, including permits, fees and charges levied by any governmental subdivision for such pollutants or solids Tenant shall be responsible for the installation and maintenance of dilution tanks, holding tanks, settling tanks, sewer sampling devices, sand traps, grease traps, or similar devices as may be required by any governmental authority for Tenant's use of the sanitary sewer system. landlord reserves the right from time to time to make changes in the source of supply of utilities and services provided by Landlord to the leased premises provided such changes do not lessen the availability of supply or unreasonably increase the cost.

                              ARTICLE 5 - OCCUPANCY

         (a) Use. Tenant warrants and represents to Landlord that the leased premises shall be used and occupied only for the purpose set forth in Article 1(c). Tenant shall occupy the leased premises, conduct its business and control its agents, employees, invitee and visitors in such a manner as is lawful, reputable and will not create a nuisance. Tenant shall not permit any operations which emits any odor or matter which intrudes into the atmosphere surrounding the building, use any apparatus or machine which makes undue notice or causes undue vibration in any portion of the building, place or permit any radio, television, loudspeaker or amplifier on the roof or outside of the leased premises or where the same can be seen or heard from outside the building. Tenant shall neither permit any waste on the leased premises nor allow the leased premises to be used in any way which would in any way increase or render the first insurance or public liability insurance on the leased premises invalid.

         (b) Signs. No sign of any type or description shall be erected placed or painted in or about the exterior of the leased premises except those submitted to Landlord and approved by Landlord in writing. Landlord agrees not to unreasonably withhold its consent so long as the proposed signage is in compliance with all applicable ordinances. landlord agrees to review any proposed signage within thirty (30) days after the receipt of written request. Tenant shall be responsible for obtaining all permits and approvals for sign construction. Tenant shall, at Tenant's expense, remove all signs at the termination of this Lease, and the installation and removal shall be in such manner as to avoid injury, defacement or overloading of the building or other improvements.

         (c) Compliance with Laws, Rules and Regulations. Tenant, at Tenant's sole cost and expense, shall comply with all laws, ordinances, orders rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over Tenant's use, condition or occupancy of the leased premises.

         (d) Warranty of Possession. Landlord warrants that it has the right and authority to execute this Lease, and Tenant, upon payments of the required rents and subject to the terms, conditions, covenants and agreements contained in this Lease as well as any extension or renewal thereof shall have quiet and peaceful possession of the leased premises. Landlord shall not be responsible for the acts or omissions of any other tenant or third party that may interfere with Tenant's use and enjoyment of the leased premises.

         (e) Inspection. Landlord or its authorized agents shall, during normal business hours, with reasonable notice, and in such manner not to interfere with Tenant's business operations, have the right to enter the leased premises to inspect the same, to supply any service to be provided by Landlord, to show the leased premises to prospective purchasers or tenants, and to alter, improve or repair the leased premises pursuant to the terms of this Lease, or of an emergency nature. Tenant hereby waives any claim for damages for injury or inconvenience to or interference with Tenant's business, any loss of occupancy or use of the leased premises, and any other loss occasioned thereby.
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                       ARTICLE 6 - REPAIRS AND MAINTENANCE

         (a) Landlord Repairs. Landlord shall, at its sole cost and expense, maintain only the foundation, exterior walls and the roof of the building on the leased premises; unless however, such failure is caused by Tenant's misuse or abuse of the leased premises, or by Tenant's roof penetrations. Landlord shall not be liable to Tenant, except as expressly provided in this Lease, for any damage or inconvenience, and Tenant shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Landlord under this Lease.

         (b) Tenant Repairs. Tenant shall, at its sole cost and expense, maintain all parts of the leased premises not required to be maintained by Landlord in good repair and condition, including, but not limited to, improvements and replacements thereof, heating, ventilating and air conditioning systems, plumbing and electrical systems, downspouts, store fronts, fire sprinkler system, dock bumpers, parking lot, landscaping and any and all other repairs or maintenance necessary for any portion or part of the leased premises. If Tenant fails to make the repairs or replacements promptly as required herein, Landlord may, at its option after notice as provided herein, make the repairs and replacements and the costs of such repairs and replacements shall be charged to Tenant as additional rent and shall become due and payable by Tenant within ten (10) days from receipt of Landlord's invoice.

         (c) Request for Repairs. All request for repairs or maintenance that are the responsibility of Landlord pursuant to any provision of this Lease must be made in writing to the Landlord. Landlord agrees to undertake such repairs promptly.

                    ARTICLE 7 - ALTERATIONS AND IMPROVEMENTS

         (a) Tenant Alterations and Improvements. Tenant shall have the right to make interior non-structural alternations that Tenant deems necessary for the operation of its business, but Tenant shall not make or allow to be made any structural alterations or physical additions in or to the leased premises or any modification of the exterior of the leased premises without first obtaining the written consent of Landlord, which consent will not unreasonably be denied. Tenant shall not alter or modify the store front of the leased premises in any way without first obtaining Landlord's consent. Any alterations, physical additions or improvement to the leased premises made by Tenant shall at once become the property of the Landlord and shall be surrendered to Landlord upon the termination of this Lease; provided, however, Landlord, at its option, may require Tenant to remove any physical additions and/or repair any alterations which have not been approved by Landlord in order to restore the leased premises to substantially the condition existing at the time Tenant took possession, all costs of removal and/or alterations to be borne by Tenant. This clause shall not apply to moveable equipment or furniture owned by Tenant, which may be removed by Tenant at the end of the term of this Lease if Tenant is not then in default and if such equipment and furniture are not then subject to any other rights, liens and interests of Landlord.

         (d) Mechanics Liens. Tenant agrees to discharge (either by payment or by filing of the necessary bond, or otherwise) any mechanic's, materialmen's, or other lien against the leased premises and/or Landlord's interest therein, which liens may arise out of any payment due for, or purported to be due for, labor, services, materials, supplies, or equipment alleged to have been furnished to or for Tenant in, upon or about the premises. Such discharge shall occur within ten
(10) business days after Tenant is notified of the filing of any lien.

                              ARTICLE 8 - INSURANCE

         (a) Property Insurance. Tenant shall, in the name of and for the sole benefit of Landlord, at all times during the term of this Lease maintain a policy or policies of insurance upon the buildings on the leased premises paid in advance, issued by and binding upon a solvent insurance company having a Best's rating of B+ or better, insuring the buildings against all risk; of
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direct  physical loss in an amount equal to at least eighty percent (80%) of the full replacement cost of the building structure and its improvements as of the date of the loss; provided, Landlord shall not be obligated in any way or manner to insure any personal property (including, but not limited to any furniture, machinery, goods or supplies) of Tenant upon or within the leased premises, any fixture installed or paid for by Tenant upon or within the leased premises, or any improvements which Tenant may construct on the leased premises. Tenant shall have no right in or claim to the proceeds of such policy of insurance maintained on behalf of Landlord even if the cost of such insurance is borne by Tenant as set forth in Article 3.

         (b) Waiver Subrogation. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of any from any and all right of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the leased premises, the building of which the leased premises are a part, of personal property within the building, by reason of fire or the elements, regardless of cause or origin, including negligence of Landlord of Tenant and their agents, officers and employees. Landlord and Tenant agree to immediately give their respective insurance companies which have issued policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this section, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverage's by reason of the mutual waivers.

         (c) Hold Harmless. Landlord shall not be liable to Tenant's employees, agents, invitee, licensees or visitors, or to any other person, for an injury to person or damage to property on or about the leased premises caused by any act or omission of Tenant, its agents, servants or employees, or of any other person entering upon the leased premises under express or implied invitation by Tenant, or caused by the improvements located on the leased premises becoming out of repair, the failure or cessation of any service provided by Landlord or caused by leakage of gas, oil, water or steam or by electricity emanating from the leased premises. Tenant agrees to indemnify and hold harmless Landlord of any from any loss, attorney's fees, expenses or claims arising out of any such damage or injury; provided, however, that Tenant shall not be liable for any such injury or damage caused by the negligence or misconduct of Landlord, its agents, servants or employees, or of any other person entering upon the leased premises under express or implied invitation by Landlord.

         (d) Tenant's Indemnity. Tenant agrees to indemnify and save Landlord harmless from and against any and all claims and demands (except such as result from the negligence of Landlord, its agents, contractors, servants or damage whatsoever caused to any person or property arising, directly or indirectly, out of the business conducted in or the use and/or occupancy of the leased premises or occurring in, on or about the leased premises or any part thereof, or arising directly or indirectly, from any act or omission of Tenant or any concessionaire or sub-tenant or their respective licensees, servants, agents, employees or contractors, and from and against any and all costs, expenses and liabilities incurred in connection with any such claims and/or proceedings brought thereon. The comprehensive general liability coverage maintained by Tenant pursuant to this Lease shall specifically insure the contractual obligations of Tenant as set forth in this article.

         (e) Liability Insurance. Tenant shall, at its sole expense, maintain at all times during the term of this Lease comprehensive general liability insurance with respect to the leased premises and the conduct or operation of Tenant's business therein, naming Landlord as an additional insured, with limits of not less than $2,000,000.00 for death or bodily injury to any one or more persons in a single occurrence and $500,000.00 for property damage. Tenant shall deliver a certificate of such insurance to Landlord on or before the commencement date and thereafter from time to time upon request.


                        ARTICLE 9 - DAMAGE OR DESTRUCTION

         (a) Partial Destruction. In the event the leased premises are partially damaged or destroyed or rendered partially unfit for Tenant's business use by fire, tornado, earthquake or other casualty, then Landlord shall, at Landlord's
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expense, promptly repair said premises and restore the same to substantially the condition in which they were immediately prior to the happening of such casualty, and from the date of such casualty until the leased premises are so repaired and restored, rent shall abate in such proportion as the total square footage of said premises thus damaged or destroyed or rendered unfit for such uses bears to the total square footage of the leased premises.

         (b) Substantial Destruction. In the event the leased premises are totally damaged or destroyed or rendered wholly unfit for Tenant's business use, by fire, tornado, earthquake, or other casualty, then either party hereto shall have the right to terminate this Lease, effective as of the date of such casualty, by giving to the other party hereto, within thirty (30) days after the happening of such casualty, written notice of such termination. If such notice be given within said thirty (30) day period, this Lease shall terminate, as afore said, rent and other charges shall abate from the happening of such casualty, and Landlord shall promptly repay to Tenant any rent and other charges theretofore paid in advance which has not been earned as of the date of such casualty. In the even such notice is not given within said thirty (30) day period, this Lease shall not terminate, and Landlord shall, at Landlord's expense, promptly repair and rebuild said premises and restore the same to substantially the condition in which they were immediately prior to the happening of such casualty and rent shall abate from the date of such casualty until said premises are so repaired, rebuilt and restored. It is mutually understood and agreed that for the purposes of construing the provisions of this Article relating to partial and total destruction of the leased premises, that any damage or destruction of said premises which renders more than twenty-five percent (25%) of it unusable shall be deemed to have totally destroyed said premises and rendered same wholly unfit for its accustomed uses; that is to say, in the event of any damage or destruction as a result of which more than twenty-five percent (25%) of the total area of the leased premises should become unfit for its accustomed uses, then the provisions of this subparagraph (b) hereof shall apply as in the case of total destruction.

                            ARTICLE 10 - CONDEMNATION

         (a) Substantial Taking. If the whole of the leased premises shall be taken by any public authority under the power of eminent domain then the term of this Lease shall cease as of the day possession shall be taken by such public authority and the rent shall be paid up to the day with a proportionate refund by Landlord of such rent as may have been paid in advance.

         (b) Partial Taking. If less than the whole but at least twenty-five percent (25%) or more of the building or leased premise shall be taken under eminent domain, Tenant shall have the right either to terminate this Lease and declare same null and void, or, subject to Landlord's right to termination as set forth in (c) of this Article, to continue in the possession of the remainder of the leased premises, and shall notify Landlord in writing within ten (10) days after such taking of Tenant's intention. In the event Tenant elects to remain in possession, all of the terms herein provided shall continue in effect, except that the minimum rent shall be reduced in proportion to the amount of the premises taken and Landlord shall, at its own cost and expense, promptly make all the necessary repairs or alterations to the expense, promptly make all the necessary repairs or alterations to the building so as to constitute the leased premises a tenantable building.

         (c) Landlord's Election. If more than twenty-five (25%) of the building or leased premises shall be taken under power of eminent domain, Landlord may, by written notice to Tenant delivered on or before the date of surrendering possession to the public authority, terminate this Lease.

         (d) Awards. Any and all awards for any such taking shall be paid to Landlord, Tenant hereby assigning to Landlord any interest it may have in such award, except that Tenant may prove and take any separate award relating to the taking of its inventory, trade fixtures, furniture and/or leasehold improvements, as well as any special compensation (i.e., payments that may accrue to Tenant that are not compensation for the taking of any of Tenant's property), such as Tenant's moving expenses.

                       ARTICLE 11 - ASSIGNMENT OR SUBLEASE

         (a) Landlord Assignment. Landlord shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the building, provided that such assignee or transferee assumes

Landlord's obligations hereunder. Any such sale, transfer or assignment shall operate to release Landlord from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer.

         (b) Tenant Assignment. Tenant shall not assign, in whole or in part, this Lease or allow it to be assigned, in whole or in part, without the prior written consent of Landlord, and Tenant may not sublease the leased premises in whole or in part without the prior written consent of Landlord, not to be unreasonably withheld. In no event shall any assignment or sublease ever release Tenant or any guarantor from any obligation or liability hereunder. No assignee or sublessee of the leased premises or any portion thereof may assign or sublet the leased premises or any portion thereof. Notwithstanding the foregoing, Tenant ma assign this Lease, without the prior consent of Landlord, to any corporation subsidiary or related company of Tenant, or to any successor formed by merger or acquisition of substantially all the assets of Tenant.

         (c) Conditions of Assignment. Except for a permitted assignment to a corporate subsidiary or related company or successor by merger or acquisition as described above, if Tenant desires to assign or sublet all or any part of the leased premises it shall so notify Landlord at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease. Tenant shall provide landlord with a copy of the proposed assignment or sublease and such information as Landlord might request concerning the proposed assignment or sublease and such information as Landlord might request concerning the proposed sublessee or assignee to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed sublessee or assignee. Within fifteen (15) days after Landlord's receipt of Tenant's proposed assignment or sublease and all required information concerning the proposed sublessee or assignee, Landlord shall either give its written consent or in writing refuse such consent. If the proposed assignee's use qualifies under the use provisions herein (Article I(c)) and such assignee will in writing assume all of the Tenant's obligations under this Lease, then landlord may not unreasonably withhold its consent. In the event Landlord consents to the assignment, Tenant will pay to Landlord one-half (1/2) of any amounts paid by the assignee to Tenant in consideration of the assignment and one-half (1/2) of any rental increase charged to the assignee in excess of the rental provided in this Lease.

                        ARTICLE 12 - LANDLORD'S MORTGAGE

         (a) Rights of Mortgagee. Tenant accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien presently existing or hereafter created upon the leased premises and to all existing recorded restrictions, covenants, easements and agreements with respect to the leased premises. Tenant agrees upon demand to execute additional instruments subordinating this Lease as Landlord may require. If the interests of Landlord under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust on the leased premises, Tenant shall be bound to the transferee (sometimes called the "Purchaser") under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Landlord under this Lease, and, if requested by the Purchaser and Purchaser agrees in writing not to disturb Tenant's possession so long as Tenant is not in default of the Lease, Tenant agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its Landlord.

         (b) Estoppel Certificates. Tenant agrees to furnish, from time to time, within fifteen (15) days after receipt of a request from Landlord or Landlord's mortgagee, a statement certifying, if applicable, the following: Tenant is in possession of the leased premises; the Lease is in full force and effect; the Lease is unmodified (or stating such modification); Tenant claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one (1) month in advance; there is no existing default (or stating such default if such exists) by reason of some act or omission by Landlord; and such other matters as may be reasonably required by Landlord or Landlord's mortgagee. Tenant's failure to deliver such statement shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Landlord, that Landlord is not in default of any of its obligations under this Lease, and that Landlord has not received more than one month's rent in advance.

                               ARTICLE 13 - LIENS

                                     DELETED


                        ARTICLE 14 - DEFAULT AND REMEDIES

         (a) Default by Tenant. The following shall be deemed to be events of default by Tenant under this Lease; (1) Tenant shall fail to pay when due any installment of rent or any other payment required pursuant to this Lease and such failure is not cured within ten (10) days of written notice of such failure; (2) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within thirty (30) days after written notice to Tenant or if such default cannot reasonably be cured in thirty (30) days, Tenant is not diligently pursuing a cure; (3) Tenant shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law of admit that it cannot meet its financial obligations as they become due; or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant; or Tenant shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors.

         (b) Remedies for Tenant's Default. Upon the occurrence of any event or default set forth in this Lease, Landlord shall have the option to pursue any one or more of the remedies set forth herein without any notice or demand:

                  (1) Landlord may enter upon and take possession of the leased premises and remove Tenant and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages, and relet the leased premises on behalf of Tenant and receive the rent directly by reason of the reletting. Tenant agrees to pay landlord on demand any deficiency that may arise by reason of any reletting of the leased premises; further, Tenant agrees to reimburse Landlord for any expenditures made by it in order to relet the leased premises, including, but not limited to, remodeling and repair costs.

                  (2) Landlord may enter upon the leased premises without being liable for any claim for damages, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease; further Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this Lease caused by the acts or omissions of Landlord or otherwise.

                  (3) Landlord may terminate this Lease, in which event Tenant shall immediately surrender the leased premises to Landlord, and if Tenant fails to surrender the leased premises, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the leased premises and remove Tenant and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages. Tenant agrees to pay on demand the amount of all loss and damage which Landlord may suffer by reason of the termination of this Lease under this section, whether through inability to relet the leased premises on satisfactory terms or otherwise.

         (c) Default of Landlord. In addition to any other remedies available to Tenant at law or in equity, if Landlord shall fail to perform an act or acts required of Landlord by this Lease, and the failure is not cured within thirty
(30) days after written notice to Landlord (and any mortgagee of the leased premises which provided Tenant with an address for notices) or if such failure cannot reasonably be cured in thirty (30) days and Landlord is not diligently pursuing a cure, Tenant shall have the right to perform such acts or acts and the full amount of the actual cost and expense so incurred shall immediately be owing by Landlord to Tenant.

                           ARTICLE 15 - MISCELLANEOUS

         (a) Act of God. Neither Landlord of Tenant shall be required to perform any covenant or obligation in the Lease, or be liable in damages to the other party, so long as the performance or nonperformance of the covenant or obligation is delayed, caused or prevented by an act of God, force majeure or by any other party.

         (b) Attorney's Fees. In the event either Landlord or Tenant defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Landlord or Tenant places in the hands of an attorney the enforcement of all or any part of this Lease, the collection of any rent due or to become due or recovery of the possession of the leased premises, the prevailing party in any such action shall be entitled to court costs and reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not.

         (c) Successors. This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Landlord's interest in the leased premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect, and Tenant hereunder agrees to attorn to the then owner of the leased premises.

         (d) Rent Tax. If applicable in the jurisdiction where the leased premises are situated, Tenant shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment shall be paid when due to the appropriate governmental agency if required by such agency, otherwise concurrently with the payment of the rent, additional rent, operating expenses or other charge upon which the tax is based as set forth above.

         (e) Caption. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any section.

         (f) Submission of Lease. Submission of this Lease to Tenant for signature does not constitute a reservation of space or any option to lease. This lease is not effective until execution by and delivery to both landlord and Tenant.

         (g) Corporate Authority. If either Landlord or Tenant executes this Lease as a corporation, each of the persons executing this Lease do hereby personally represent and warrant that the entity of whose behalf they are signing is a duly authorized and existing corporation, that it is qualified to do business in the state in which the leased premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so.

         (h) Severability. If any provision of this Lease or the application to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         (i) Landlord's Liability. Landlord shall not be liable to Tenant for losses to Tenant's property or personal injury caused by criminal acts or entry by unauthorized persons into the leased premises or the building. If Landlord shall be in default under this Lease and, if as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title and interest of Landlord in the leased premises as the same may then be encumbered and neither Landlord nor any person or entity comprising Landlord shall be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord nor any person or entity comprising Landlord other than its interest in the leased premises as herein expressly provided.

         (j) Indemnity. Landlord agrees to indemnify and hold harmless Tenant from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Landlord. Tenant agrees to indemnify and hold harmless Landlord from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through, or on behalf of Tenant. Landlord agrees to pay all commissions due to Thompson-Kirk Properties, Inc., for distribution per commission agreement with Morton G. Thalhimer, Inc.

         (k) Waiver of Performance by Either Party. One or more waivers of any covenant or term or condition of this Lease by either party shall not be construed as a waiver of a subsequent breach of the same or any other covenant, term or condition; nor shall any delay or omission by either party to seek a remedy for any breach of this Lease or to exercise a right accruing to such party by reason of such breach be deemed a waiver by such party of its remedies or rights with respect to such breach. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any similar act.

         (1) Remedies Cumulative. All rights, privileges and remedies afforded either of the parties hereto by this Lease or by law shall be deemed cumulative and the exercise of any of such rights, privileges and remedies shall not be deemed to be a waiver of any other right, privilege or remedy provided for herein or granted by law.

     (m) Applicable Law. This Lease shall be construed according to, and be governed by, the law of the State of Florida.

         (n) Relationship of Landlord and Tenant. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent, partnership, or of joint venture between the parties hereto, it being understood and agreed that notwithstanding any other provision contained herein, nor any acts of the parties hereto, pursuant to the terms hereof, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

                              ARTICLE 16 - NOTICES

         (a) Parties. Any notice, demand, consent, approval, request, statement, document or other communication required or permitted to be given to or served upon either party hereto pursuant to this Lease or applicable law shall be in writing and shall be sent by registered or certified mail, postage prepaid, address:

                  (i) if to Landlord:  Owens & Minor, Inc.
                                       4800 Cox Road
                                       Glen Allen, Virginia  23060
                                       c/o Glen Dozier

                  (ii) if to Tenant:   LazerData Corporation
                                       121 Central Park Place
                                       Sanford, Florida  32771
                                       c/o _______________

                  (iii) copy to:       PSC Inc.
                                       675 Basket Road
                                       Webster, New York  14580
                                       c/o William J. Woodard

provided, however, that Tenant may give Landlord telegraphic or facsimile notice of the exercise of an option hereunder or of the need for emergency repairs. All such communications mailed or transmitted by wire in accordance with the foregoing provisions shall be deemed to have been given or served as of the date of such mailing or transmittal. Either Landlord or Tenant may, by ten (10) days prior notice to the other as aforesaid, designate a different address or different addresses to which communications intended for it are to be sent.

               ARTICLE 17 - AMENDMENT AND LIMITATION OF WARRANTIES

         (a) Entire Agreement. It is expressly agreed by Tenant, as a material consideration for the execution of this Lease, that this Lease, with the specific reference to written extrinsic documents, is the entire agreement of the parties; that there are, and were, no verbal representations, warranties, understanding, stipulations, agreements or promises pertaining to this Lease or to the expressly mentioned written extrinsic documents not incorporate din writing in this Lease.

     (b) Amendment. This Lease may not be altered, waived, amended or extended except by an instrument in writing signed by Landlord and Tenant.

         (c) Limitation of Warranties. Landlord and Tenant expressly agree that there are and shall be no implied warranties of merchantability, habitability, fitness for a particular purpose or of any other kind arising out of this Lease, and there are no warranties which extend beyond those expressly set forth in this Lease.

                         ARTICLE 18 - HAZARDOUS MATERIAL

         (a) Hazardous Material. Subject to the remaining provisions of the paragraph, Tenant shall be entitled to use and store only those Hazardous Materials (defined below), that are necessary for Tenant's business, provided that such usage and storage is in full compliance with applicable local, state and federal statues, orders, ordinances, rules and regulations (as interpreted by judicial and administrative decisions). landlord shall have the right at all times during the term of this Lease to (I) inspect the leased premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this paragraph, and (iii) request lists of all Hazardous Materials used and stored or located on the leased premises; the cost of all such inspections, tests and investigations to be borne by Tenant if Landlord reasonably believes they are necessary. Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases or discharges of Hazardous Materials on the leased premises, or in any common areas or parking lots (if not considered part of the leased premises), caused by the acts or omissions of Tenant or its agents, employees, representatives, invitee, licensees, subtenants, customers or contractors. Tenant covenants to investigate, clean up and otherwise remediate any spill, release or discharge of Hazardous Materials caused by the acts or omissions of Tenant, or its agents, employees, representatives, invitee, licensees, subtenants, customers or contractors at Tenant's cost and expense; such investigations, clean up and remediation to be performed after Tenant has obtained Landlord's written consent, which shall not be unreasonably withheld; provided however, that Tenant shall be entitled to respond immediately to any emergency without first obtaining Landlord's written consent. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses, suites, administrative proceedings and costs (including, but not limited to, attorneys and consultants fees) arising from or related to the use, present, transportation, storage, disposal, spill, release or discharge of Hazardous Materials on or about the premises caused by the acts or omissions of Tenant, its agents, employees, representatives, invitee, licensees, subtenants, customers or contractors. Tenant shall not be entitled to install any tanks under, on or about the premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole express written discretion. As used herein, the term "Hazardous Materials" shall mean (i) any hazardous or contaminants, which are or become regulated by all applicable local, state and federal laws, including, but not limited to, 42 U.S.C. 6901 et seq., 42 U.S.C. 9601 et seq., any Rule or Regulation of the Florida Department of Environmental Regulation, and Florida Resource Recovery and Management Act, Chapter 403 of Florida Statues; (ii) petroleum; (iii) asbestos; (iv) polychlorinated biphenyls; and (v) radioactive materials. The provisions of this Paragraph shall survive the termination of this Lease.

                             ARTICLE 19 - RADON GAS

         (a) Radon Gas. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. Prior to the commencement of this Lease, Landlord shall test for the present of Radon and if such test reveals levels of radon exceeding federal and state guidelines, then Tenant shall have the right to terminate this Lease and recover any rent or other sums paid to Landlord unless Landlord promptly remedies the radon level to Tenant's satisfaction.

                             ARTICLE 20 - SIGNATURES

         SIGNED at__________ this 22 day of January 1996.

LANDLORD:                            TENANT:

OWENS & MINOR, INC.                  LAZERDATA CORPORATION

By: /s/ F. T. Smith                  /s/ William J. Woodard
Its:Vice President                   Its:VP Finance & Treasurer
Date: 2/1/96      Date: 1/22/96

                                   RENT RIDER

Tenant agrees to pay as rental for the use and occupancy of the leased premises, at the times and in the manner hereinafter provided, the following sums of money:

         (a) Minimum Annual Rental. For purposes hereof, "Minimum Annual Rental" is to be payable in twelve (12) equal monthly installments, in advance, (together with an amount equal to the applicable State of Florida Sales Tax and/or other taxes as provided in Article 15(d)), upon the first day of each and every month during the term hereof, commencing on the Rental Commencement Date and thereafter during the term and during any extension thereof. In the event such rental shall be determined to commence or end on a day other than the first day or last day respectively of a month, then the monthly installment of the Minimum Annual Rental for such partial month shall be prorated accordingly. All past due rentals, additional rentals, and/or other sums due to Landlord under the terms of this lease shall bear interest from ten (10) days after the due date until paid by Tenant, of eighteen percent (18%) (such rate of interest in hereinafter referred to as the Default Rate"); and such interest shall be deemed to be additional rental. All rental provided for in this lease (those hereinafter stipulated as well as said Minimum Annual Rental) shall be paid or mailed to:

                               Owens & Minor, Inc.
                                  4800 Cox Road
                           Glen Allen, Virginia 23060

or to such other payee or address as Landlord may designate in writing to Tenant. Payments shall be deemed made only upon receipt by such payee at such address. In no event shall Tenant have any right of offset against any base rent or additional rent that will be due Landlord under this Lease.

         (i) During the first year of the initial term of this lease, Tenant agrees to pay to Landlord a Minimum Annual Rental of $196,956.00.

         (ii) During the second year of the initial term of this lease, Tenant agrees to pay to Landlord a minimum Annual Rental of $204,876.00.

         (iii) During the third year of the initial term of this lease, Tenant agrees to pay to Landlord a Minimum Annual Rental of $213,140.00.

                               OPTION(S) TO RENEW

                                     DELETED




                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

Lot 24, Sanford Central Park, Plat Book 33, Pages 64 through 66, Public Records of Seminole County, Florida, NE 1/4 of Section 33, Township 19 South, Range 30 East; together with a single-story office and light manufacturing building containing a rentable area of approximately 34,433 square feet.


                                   EXHIBIT "B"

            Photocopy of Not-to-Scale Vicinity Map of Leased Property


                                   EXHIBIT "C"

                             CONSTRUCTION BY TENANT

CONSTRUCTION BY TENANT:  NONE; Tenant accepts the leased premises "as is".

                                 LANDLORD:

                                 OWENS & MINOR, INC.

                                 /s/ F. Thomas Smith , VP
                                 February 1, 1996


                                 TENANT:

                                 LAZERDATA CORPORATION

                                 /s/ William J. Woodard, VP
                                 Finance and Treasurer
                                 January 22, 1996


                                   EXHIBIT "D"

                                    GUARANTY

1. The undersigned Guarantor, in consideration of the direct and material benefits that will accrue to Guarantor, and for the purpose of inducing Landlord to execute the foregoing Lease, absolutely and unconditionally guarantees the payment and performance of, and agrees to pay and perform as primary obligor, all liabilities, obligations and duties (including but not limited to payment of rent) imposed upon the Tenant under the terms of the foregoing Lease between Owens & Minor, Inc., as Landlord, and LazerData Corporation, as Tenants, as if Guarantor had executed the Lease as Tenant.

2. Guarantor recognizes that the obligations under this Guaranty are absolute and unconditional, and that Landlord and its successors and assigns shall have the right to demand performance from and proceed against Guarantor or
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                                       68



Guarantor's collateral for enforcement of the obligations under this Guaranty without the necessity of first proceeding against or demanding performance by Tenant of or with respect to any obligation, duty or liability under the Lease.

3. Guarantor expressly waives notice of acceptance of this Guaranty, demand, notice of dishonor, protest or notice of protest of every kind, notice of any and all proceedings in connection with the Lease (including notice of Tenant's default under the Lease), diligence in collecting any sums due under the Lease or enforcing any of the obligations under the Lease, bringing of suit and diligence in taking any action with reference thereto or in handling or pursuing any of Landlord's rights under the Lease. Guarantor's obligations hereunder shall not be altered nor shall Landlord be liable to Guarantor because of any action or inaction of Landlord in regard to a matter waived or notice of which is waived by Guarantor.

4. Landlord need not notify Guarantor that Landlord has sued Tenant; but if Landlord gives written notice to Guarantor that Landlord has sued Tenant, Guarantor shall be bound by any judgment or decree therein.

5. Guarantor's liability shall not be affected by any change of status of Tenant through merger, consolidation, or otherwise, and this Guaranty shall continue and shall cover all liabilities, obligations and duties under the Lease.

6. Landlord may sue any Guarantor without impairing Landlord's rights against the other Guarantors, with or without making Tenant a party. Guarantor's liability shall not be affected by any indulgence, release, compromise or settlement agreed upon by Tenant and Landlord, bankruptcy or similar proceeding instituted by or against Tenant, or any lease termination to the extend Tenant continues to be liable.

7. This Guaranty shall be irrevocable, and in the event of the death of any Guarantor who is a natural person, shall continue in full force and effect against such Guarantor's estate.

8. Landlord's action or inaction with respect to any of its rights under the law or any agreement shall not alter the obligation of Guarantor hereunder. Landlord may pursue any remedy against Tenant or against any other Guarantor without altering the obligations of Guarantor hereunder, and without liability to Guarantor even though Landlord's pursuit of such remedy may result in Guarantor's loss of rights of subrogation, or to proceed against others for reimbursement of contribution, or any other right. No payment by a Guarantor shall entitle it, by subrogation or otherwise, to any rights against Tenant prior to the payment of all obligations under the Lease.

9. If Guarantor becomes liable for any indebtedness owing by Tenant to Landlord, by endorsement of or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Landlord hereunder shall be cumulative of any and all other rights that Landlord may ever have against Guarantor. The exercise by Landlord of any rights or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other rights of remedy.

10. Guarantor agrees to pay reasonable attorney's fees and other collection costs if this Guaranty is place din the hands of an attorney for collection.

11. All payments by Guarantor will be made to Landlord at the address of Landlord set forth in Article 16 of the Lease.

12. In the event of any condition of the Guaranty shall be found illegal or invalid for any reason, the remaining provisions shall be interpreted and construed as if the illegal or invalid provision was not a part of the Guaranty. The unenforceability of invalidity, as determined by a court of competent jurisdiction, of any provision of the Guaranty as to any Guarantor shall not render unenforceable or invalid any other provision as to any other Guarantor.

13. This Guarantor shall be binding upon Guarantor, Guarantor's successor's, heirs and assigns, and shall insure to the benefit of the Landlord, its
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                                       69



successors and assigns. Each gender shall include all genders, and the singular shall include the plural and the plural the singular, as the context shall require. This Guaranty is made under and shall be governed by and construed in accordance with the laws of Florida.

         EXECUTED This 22 day of January, 1996.

                                  GUARANTOR:

                                  PSC INC.
                                  /s/ William J. Woodard
                                  William J. Woodard,
                                  Vice President, Finance
                                    and Treasurer
                                  675 Basket Road
                                  Webster, New York 14580

                                   EXHIBIT "E"

                                SECURITY DEPOSIT

                                     DELETED



                                   EXHIBIT "F"

                             FIRST RIGHT OF REFUSAL

                                     DELETED


                                   EXHIBIT "G"

                             TENANT'S BUY-OUT OPTION

In consideration for the sum of Ten Dollars ($10.00) paid to Landlord by Tenant, the receipt of which is hereby acknowledged by Landlord, and other good and valuable consideration, Tenant, but not any subtenant or assignee, so long as the Lease is in full force and effect and provided Tenant is not then in default under the Lease, Tenant is granted, at the end of the second full year of the primary term, and not during any renewal term(s), a Lease Buy-Out Option. In the event Tenant elects to exercise such Lease Buy-Out Option, Tenant shall give
Landlord one hundred twenty (120) days prior written notice. At the expiration of the one hundred twenty (120) day notice period, Tenant shall tender to Landlord the lump sum payment of Fifty-Five Thousand Dollars ($55,000.00) and this Lease will then terminate in accordance with the terms and agreements contained therein. In the event Tenant elects not to exercise Lease Buy-Out Option, this Lease Buy-Out Option shall terminate for all purposes and the Lease shall continue in full force and effect. Time is of the essence of the provisions of this Lease Buy-Out Option.

                             /s/ William J. Woodard
                             PSC Inc.
                             Vice President, Finance & Treasurer


                             /s/ F. Thomas Smith
                             Owen & Minors, Inc.
                             Vice President